For period ending December 31, 2006     Exhibit 77O

File number 811-6637
FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Mindray Medical
2.  Date of Purchase:  9/26/2006  3.  Date offering commenced: 9/26/2006
4.  Underwriter(s) from whom purchased:  Goldman Sachs
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  29,000 shares
7.  Aggregate principal amount or total number of shares of offering:  20,000,000 shares
8.  Purchase price per unit or share(net of fees and expenses):  $13.50
9.  Initial public offering price per unit or share:  $13.50
10.  Commission, spread or profit:  ____4.2________%              $_0.567___________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the
1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.
terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ David Wabnik  Date: 10/16/2006
Print Name: David Wabnik

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  WNS Holdings Limited
2.  Date of Purchase:  7/25/2006  3.  Date offering commenced: 7/25/2006
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  126,800 shares
7.  Aggregate principal amount or total number of shares of offering:  11,202,708 shares
8.  Purchase price per unit or share(net of fees and expenses):  $20
9.  Initial public offering price per unit or share:  $20
10.  Commission, spread or profit:  _____3.9_______%              $0.78_____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the
1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.
terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ David Wabnik  Date: 10/16/2006
Print Name: David Wabnik

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS Global Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Lyondell Chemical 8% due 9/15/2014
2.  Date of Purchase:  9/15/2006  3.  Date offering commenced: 9/15/2006
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  25,000 shares
7.  Aggregate principal amount or total number of shares of offering:  $1,775,000,000
8.  Purchase price per unit or share(net of fees and expenses):  $100
9.  Initial public offering price per unit or share:  $100
10.  Commission, spread or profit:  __1.125__________%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the
1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.
terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Shu-Yang Tan  Date: 10/30/06
Print Name:  Shu-Yang Tan

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Lyondell Chemical 8% due 9/15/2014
2.  Date of Purchase:  9/15/2006  3.  Date offering commenced: 9/15/2006
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  75,000 shares
7.  Aggregate principal amount or total number of shares of offering:  $1,775,000,000
8.  Purchase price per unit or share(net of fees and expenses):  $100
9.  Initial public offering price per unit or share:  $100
10.  Commission, spread or profit:  ___1.125_________%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the
1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.
terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Shu-Yang Tan   Date: 10/30/2006
Print Name: Shu-Yang Tan

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS Global Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Lyondell Chemical 8 1/4% due 9/15/2016
2.  Date of Purchase:  9/15/2006  3.  Date offering commenced: 9/15/2006
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  14,000 shares
7.  Aggregate principal amount or total number of shares of offering:  $1,775,000,000
8.  Purchase price per unit or share(net of fees and expenses):  $100
9.  Initial public offering price per unit or share:  $100
10.  Commission, spread or profit:  ___1.125_________%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the
1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.
terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:/s/ Shu-Yang Tan   Date: 10/30/2006
Print Name: Shu-Yang Tan

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Lyondell Chemical 8 1/4% due 9/15/2016
2.  Date of Purchase:  9/15/2006  3.  Date offering commenced: 9/15/2006
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  39,000 shares
7.  Aggregate principal amount or total number of shares of offering:  $1,775,000,000
8.  Purchase price per unit or share(net of fees and expenses):  $100
9.  Initial public offering price per unit or share:  $100
10.  Commission, spread or profit:  ___1.125_________%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the
1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.
terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Shu-Yang Tan  Date: 10/30/2206
Print Name: Shu-Yang Tan

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Ashtead Capital Inc 144A
2.  Date of Purchase:  8/1/2006  3.  Date offering commenced: 8/1/2006
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets HLDG
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $250,000.00
7.  Aggregate principal amount or total number of shares of offering:  $550,000,000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  ____________%              $____2 bps________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.
b. The securities are sold to persons reasonably believed to be
"qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Shu-Yang Tan   Date: 10/10/2006
Print Name: Shu-Yang Tan

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Mosaic Co. 7 5/8% 12/01/16
2.  Date of Purchase:  11/16/2006  3.  Date offering commenced: 11/16/2006
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS
6.  Aggregate principal amount or number of shares purchased:  130,000 shares
7.  Aggregate principal amount or total number of shares of offering:  $475,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  __.375_____%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.
b. The securities are sold to persons reasonably believed to be
"qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matt Ianucci  Date: 1/18/2007
Print Name: Matt Ianucci

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Mosaic Co. 7 3/8% 12/01/14
2.  Date of Purchase:  11/16/2006  3.  Date offering commenced: 11/16/2006
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS
6.  Aggregate principal amount or number of shares purchased:  130,000 shares
7.  Aggregate principal amount or total number of shares of offering:  $475,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  __.375_____%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.
b. The securities are sold to persons reasonably believed to be
"qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matt Ianucci  Date: 1/18/07
Print Name: Matt Ianucci

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Momentive Performance Materials Inc. 9 3/4% 12/01/14
2.  Date of Purchase:  11/29/2006  3.  Date offering commenced: 11/29/2006
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS
6.  Aggregate principal amount or number of shares purchased:  275,000 shares
7.  Aggregate principal amount or total number of shares of offering:  $765,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  __.375_____%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.
b. The securities are sold to persons reasonably believed to be
"qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Shu-Yang Tan  Date: 12/15/06
Print Name: Shu-Yang Tan

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS U.S. Equity Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Ford Motor Co. 4.25% 12/15/2036
2.  Date of Purchase:  12/7/2006  3.  Date offering commenced: 12/7/2006
4.  Underwriter(s) from whom purchased:  Salomon Smith Barney
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  6,590,000 shares
7.  Aggregate principal amount or total number of shares of offering:  4,500,000,000
8.  Purchase price per unit or share(net of fees and expenses):  $100
9.  Initial public offering price per unit or share:  $100
10.  Commission, spread or profit:  _____1.20_______%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the
1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.
terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date: 1/11/07
Print Name: James Malles

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS International Equity Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Experian Group Ordinary Shares
2.  Date of Purchase:  10/09/2006  3.  Date offering commenced: 10/09/2006
4.  Underwriter(s) from whom purchased:  Merril Lynch, London
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS
6.  Aggregate principal amount or number of shares purchased:  30,502 shares
7.  Aggregate principal amount or total number of shares of offering:  142,857,000 shares
8.  Purchase price (net of fees and expenses):  GBP 5.60
9.  Initial public offering price:  GBP 5.60
10.  Commission, spread or profit:  _______%              GBP 0.1375____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.
b. The securities are sold to persons reasonably believed to be
"qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Sam Chung  Date: 12/6/2006
Print Name: Sam Chung

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS Global Equity Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Experian Group Ordinary Shares
2.  Date of Purchase:  10/09/2006  3.  Date offering commenced: 10/09/2006
4.  Underwriter(s) from whom purchased:  Merril Lynch, London
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS
6.  Aggregate principal amount or number of shares purchased:  57,861 shares
7.  Aggregate principal amount or total number of shares of offering:  142,857,000 shares
8.  Purchase price (net of fees and expenses):  GBP 5.60
9.  Initial public offering price:  GBP 5.60
10.  Commission, spread or profit:  _______%              GBP 0.1375____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.
b. The securities are sold to persons reasonably believed to be
"qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Sam Chung  Date: 12/6/2006
Print Name: Sam Chung

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS Global Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Experian Group Ordinary Shares
2.  Date of Purchase:  10/09/2006  3.  Date offering commenced: 10/09/2006
4.  Underwriter(s) from whom purchased:  Merril Lynch, London
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS
6.  Aggregate principal amount or number of shares purchased:  128,417 shares
7.  Aggregate principal amount or total number of shares of offering:  142,857,000 shares
8.  Purchase price (net of fees and expenses):  GBP 5.60
9.  Initial public offering price:  GBP 5.60
10.  Commission, spread or profit:  _______%              GBP 0.1375____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or
Regulation D.
b. The securities are sold to persons reasonably believed to be
"qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the
principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Sam Chung  Date: 12/6/2006
Print Name: Sam Chung

28